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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: April 20, 1999


                         Commission File Number 1-14323

                       ENTERPRISE PRODUCTS PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                        76-0568219
 (State or other jurisdiction of               (I.R.S. Employer Identification
  incorporation or organization)                            Number)


     2727 North Loop West
        Houston, Texas                                  77008
(Address of principal executive                       (Zip Code)
           offices)


                                 (713) 880-6500
              (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS.

     On April 20, 1999, the Company announced the general terms of an agreement to form a major natural gas liquids (NGL) alliance with Tejas Energy, an affiliate of Shell Oil Company. Under the terms of the alliance Shell will contribute its ownership interests in its natural gas processiing, NGL fractionation, NGL storage and NGL transportation assets in Mississippi and Louisiana to the Company in exchange for an equity interest in the Company and other consideration. A copy of the Company's press release announcing the alliance is attached hereto as exhibit 99.2.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         99.2   Press Release dated April 20, 1999.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ENTERPRISE PRODUCTS PARTNERS L.P.

                            By Enterprise Products GP, LLC, its general partner



Date: April 20, 1999          By:    /s/ Gary L. Miller
                                  -------------------------------------
                                     Gary L. Miller
                                     Executive Vice President and
                                     Chief Financial Officer
                                     of Enterprise Products GP, LLC
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER         EXHIBIT DESCRIPTION
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99.2           Press Release April 20, 1999.